EXHIBIT 23
                             DENBURY RESOURCES INC.
                          INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in the Registration statement of Denbury Resources Inc. on Forms S-8 (Registration No.-333-1006 and 333-27995) of our report dated February 27, 1998, with respect to the consolidated financial statements and schedule of Denbury Resources Inc. appearing in the Annual Report on Form 10-K of Denbury Resources Inc. for the year ended December 31, 1997.



Deloitte & Touche


Chartered Accountants
Calgary, Alberta

March 16, 1998



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